PLANET HOLLYWOOD INTERNATIONAL, INC.
                                                                    Exhibit 10.9

                                                                  EXECUTION COPY

================================================================================

                      SECONDARY REVOLVING CREDIT AGREEMENT

                         dated as of ____________, 2001

                                      among

                      PLANET HOLLYWOOD INTERNATIONAL, INC.,
                                       and
                     THE BORROWERS LISTED ON ANNEX I HERETO
                                  AS BORROWERS,

                                       And
                                 SOUTHTRUST BANK

                                    AS LENDER

THIS AGREEMENT IS SUBJECT TO AN INTERCREDITOR AND SUBORDINATION AGREEMENT DATED AS OF MAY 8, 2000, AND AS AMENDED THE DATE HEREOF, BY AND AMONG THE CIT GROUP/BUSINESS CREDIT, INC., FOR ITSELF AND AS AGENT, WLR RECOVERY FUND L.P., SOUTHTRUST BANK, WILMINGTON TRUST COMPANY, AS AGENT, UNITED STATES TRUST COMPANY OF NEW YORK, AS JUNIOR SUBORDINATED TRUSTEE AND THE OTHER PERSONS AND ENTITIES SIGNATORY THERETO (THE "INTERCREDITOR AGREEMENT"), WHICH MATERIALLY AFFECTS CERTAIN PAYMENT RIGHTS, SUBORDINATES CERTAIN OBLIGATIONS AND CERTAIN SECURITY INTERESTS AND LIENS, AND LIMITS RIGHTS TO ENFORCEMENT OF THE PARTIES TO THIS AGREEMENT. ALL PERSONS OR OTHER ENTITIES WHICH AT ANY TIME HOLD INDEBTEDNESS HEREUNDER OR WHICH IS SECURED HEREBY ARE BOUND BY THE TERMS OF THE INTERCREDITOR AGREEMENT, WHICH WILL BE MADE AVAILABLE UPON REQUEST TO ANY PARTY HERETO.

================================================================================

                                TABLE OF CONTENTS

                                                                                                        Page
                                                                                                        ----
ARTICLE I    DEFINITIONS; CONSTRUCTION...................................................................38
       1.01.   Certain Definitions.......................................................................38
       1.02.   Construction..............................................................................48
       1.03.   Accounting Principles.....................................................................48

ARTICLE II   THE CREDITS ................................................................................48
       2.01.   Revolving Credit Loans....................................................................48
       2.02.   Notes.....................................................................................48
       2.03.   Notice of Borrowing; Making of Loans......................................................48
       2.04.   Reduction of Current Commitment; Mandatory Prepayment; Optional Prepayment................49
       2.05.   Interest Rate.............................................................................50
       2.06.   Interest Payment Dates....................................................................50
       2.07.   Maturity Date.............................................................................50
       2.08.   Payments..................................................................................50
       2.09.   Use of Proceeds...........................................................................52
       2.10.   [intentionally omitted]...................................................................52
       2.11.   Reserve Requirements; Capital Adequacy Circumstances......................................52
       2.12.   [intentionally omitted]...................................................................52
       2.13.   [intentionally omitted]...................................................................52
       2.14.   [intentionally omitted]...................................................................52
       2.15.   Taxes.....................................................................................52
       2.16.   Joint and Several Liability...............................................................53
       2.17.   [intentionally omitted]...................................................................53
       2.18.   Equity Contributions......................................................................53

ARTICLE III  [intentionally omitted].....................................................................53

ARTICLE IV   [intentionally omitted].....................................................................53

ARTICLE V    SECURITY ...................................................................................53
       5.01.   Collateral................................................................................53
       5.02    Trademarks................................................................................54

ARTICLE VI   CONDITIONS OF EFFECTIVENESS.................................................................54
       6.01.   Conditions Precedent to Effectiveness.....................................................54
       6.02.   Conditions Precedent to Loans and Letters of Credit.......................................56

ARTICLE VII  REPRESENTATIONS AND WARRANTIES..............................................................57
       7.01.   Organization, Good Standing, Etc..........................................................57
       7.02.   Authority and Authorization...............................................................57
       7.03.   Execution and Binding Effect..............................................................57
       7.04.   Governmental Approvals....................................................................57
       7.05.   Absence of Conflicts......................................................................58
       7.06.   Subsidiaries..............................................................................58

                                                                                                        Page
                                                                                                        ----
       7.07.   Litigation................................................................................58
       7.08.   Financial Condition; Historical Statements................................................58
       7.09.   Compliance with Law, Etc..................................................................58
       7.10.   ERISA.....................................................................................58
       7.11.   Taxes, Etc................................................................................59
       7.12.   Full Disclosure...........................................................................59
       7.13.   Operating Lease Obligations; Existing Liens; Unpaid Rent..................................59
       7.14.   Environmental Matters.....................................................................59
       7.15.   Schedules.................................................................................60
       7.16.   Insurance.................................................................................60
       7.17.   Use of Proceeds...........................................................................60
       7.18.   Financial Accounting Practices, Etc.......................................................60
       7.19.   [intentionally omitted]...................................................................60
       7.20.   Real Property; Leases.....................................................................60
       7.21.   Location of Bank Accounts.................................................................61
       7.22.   No Event of Default.......................................................................61
       7.23.   Capitalized Leases........................................................................61
       7.24.   Inventory and Memorabilia.................................................................61
       7.25.   Collateral................................................................................61
       7.26.   Tradenames................................................................................61
       7.27.   Intellectual Property.....................................................................61
       7.28.   Regulation T, U or X......................................................................62
       7.29.   Nature of Business........................................................................62
       7.30.   Adverse Agreements, Etc...................................................................62
       7.31.   Holding Company and Investment Company Acts...............................................62
       7.32.   Permits, Etc..............................................................................62
       7.33.   Priority; Title...........................................................................62
       7.34.   Labor Relations; Collective Bargaining Agreements.........................................62
       7.35.   Loan Documents............................................................................63
       7.36.   Solvency..................................................................................63
       7.37.   Ownership of Planet Hollywood Memorabilia, Inc. and the Memorabilia.......................63
       7.38.   Corporate Structure.......................................................................63
       7.39.   Delivery of Authenticity Documents........................................................63
       7.40.   Material Contracts........................................................................63
       7.41.   [intentionally omitted]...................................................................63
       7.42.   [intentionally omitted]...................................................................63
       7.43.   Additional Representations and Warranties.................................................63

ARTICLE VIII AFFIRMATIVE COVENANTS.......................................................................63
       8.01.   Reporting Requirements....................................................................63
       8.02.   Compliance with Laws, Etc.................................................................66
       8.03.   Preservation of Existence, Etc............................................................66
       8.04.   Keeping of Records and Books of Account...................................................66
       8.05.   Inspection Rights.........................................................................67
       8.06.   Maintenance of Properties, Etc............................................................67
       8.07.   Maintenance of Insurance..................................................................67

                                                                                                        Page
                                                                                                        ----
       8.08.   Environmental.............................................................................68
       8.09.   Further Assurances........................................................................68
       8.10.   Financial Accounting Practices, Etc.......................................................69
       8.11.   Cash Management System....................................................................69
       8.12.   [intentionally omitted]...................................................................70
       8.13.   Memorabilia and Inventory.................................................................70
       8.14.   Change in Collateral; Collateral Records..................................................70
       8.15.   Leases....................................................................................70
       8.16.   [intentionally omitted]...................................................................70
       8.17.   Authenticity Documents....................................................................70
       8.18.   [intentionally omitted]...................................................................70

ARTICLE IX   NEGATIVE COVENANTS..........................................................................71
       9.01.   Liens, Etc................................................................................71
       9.02.   Indebtedness..............................................................................72
       9.03.   Guarantees, Etc...........................................................................72
       9.04.   Merger, Consolidation, Sale of Assets, Etc................................................73
       9.05.   Change in Nature of Business..............................................................73
       9.06.   Loans, Advances and Investments, Etc......................................................73
       9.07.   Lease Obligations.........................................................................74
       9.08.   Dividends, Prepayments, Etc...............................................................74
       9.09.   Transactions with Affiliates..............................................................74
       9.10.   Sale Policies.............................................................................74
       9.11.   Environmental.............................................................................74
       9.12.   ERISA.....................................................................................75
       9.13.   Subsidiaries..............................................................................75
       9.14.   Capital Expenditures......................................................................75
       9.15.   Federal Reserve Regulations...............................................................75
       9.16.   [intentionally omitted]...................................................................75
       9.17.   Inactive Guarantors.......................................................................75
       9.18.   Negative Pledge...........................................................................75
       9.19.   Foreign Entities..........................................................................75
       9.20.   Note Maturity Date........................................................................76

ARTICLE X    DEFAULTS....................................................................................76
       10.01.   Events of Default........................................................................76
       10.02.   Consequences of an Event of Default......................................................78
       10.03.   [intentionally omitted]..................................................................78
       10.04.   Certain Remedies.........................................................................78

ARTICLE XI   MISCELLANEOUS...............................................................................78
       11.01.   Holidays.................................................................................78
       11.02.   Records..................................................................................78
       11.03.   Amendments and Waivers...................................................................79
       11.04.   No Implied Waiver; Cumulative Remedies...................................................79
       11.05.   Notices..................................................................................79
       11.06.   Expenses; Taxes; Attorneys' Fees; Indemnification........................................79

                                                                                                        Page
                                                                                                        ----
       11.07.   Application..............................................................................80
       11.08.   Severability.............................................................................80
       11.09.   Governing Law............................................................................80
       11.10.   Prior Understandings.....................................................................80
       11.11.   Duration; Survival.......................................................................80
       11.12.   Counterparts.............................................................................81
       11.13.   Assignments; Participations..............................................................81
       11.14.   Successors and Assigns...................................................................82
       11.15.   Confidentiality..........................................................................82
       11.16.   Waiver of Jury Trial.....................................................................82
       11.17.   Right of Setoff..........................................................................83
       11.18.   Headings.................................................................................83
       11.19.   Forum Selection and Consent to Jurisdiction..............................................83

ARTICLE XII  SUBORDINATION AND PREFERENCES OF LENDER.....................................................83

ARTICLE XIII [intentionally omitted].....................................................................84


Exhibit A          -   Form of Note
Exhibit B          -   Form of Security Agreement
Exhibit C          -   Form of Pledge Agreement
Exhibit D          -   Form of Guarantor Security Agreement
Exhibit E          -   Form of Guaranty
Exhibit F          -   [Intentionally Omitted]
Exhibit G          -   [Intentionally Omitted]
Exhibit H          -   [Intentionally Omitted]
Exhibit I          -   Form of Assignment and Acceptance



Schedule 1.01(A)   -   List of Active Guarantors

Schedule 1.01(B)   -   Locations of Inventory and Memorabilia as of the
                         Closing Date
Schedule 1.01(E)   -   List of Guarantors
Schedule 1.01(F)   -   List of Inactive Guarantors
Schedule 5.02      -   PH Trademarks
Schedule 7.06      -   U.S. Subsidiaries
Schedule 7.10      -   Employee Plans
Schedule 7.20(a)   -   Real Property
Schedule 7.21      -   Bank Accounts
Schedule 7.26      -   Tradenames
Schedule 7.34      -   Collective Bargaining Agreements
Schedule 7.38      -   Corporate Structure Chart
Schedule 7.40      -   Material Contracts
Schedule 8.13      -   Permitted Memorabilia and Inventory Locations

AMENDMENT NO. 1 TO
INTERCREDITOR AND SUBORDINATION AGREEMENT

                  AGREEMENT, dated as of March __, 2001 (as amended, restated or otherwise modified from time to time, this "Agreement"), among THE CIT GROUP/BUSINESS CREDIT, INC., for itself and as agent for the lenders party to the CR Senior Credit Agreement (as defined below) from time to time (together with its successors and assigns in such capacity, the "CR Senior Agent"), WLR RECOVERY FUND L.P., WILMINGTON TRUST COMPANY, as agent (the "BH Senior Agent") for each BH Senior Lender (as defined below), UNITED STATES TRUST COMPANY OF NEW YORK, as trustee under the Junior Subordinated Indenture (as defined below) (together with its successors and assigns in such capacity, the "Junior Subordinated Trustee") for the Junior Subordinated Noteholders (as defined below), and SouthTrust Bank ("SouthTrust"), and acknowledged and agreed to by Planet Hollywood International, Inc. ("PHI"), and the subsidiaries and affiliates of PHI signatory hereto (PHI and such subsidiaries and affiliates, collectively, the "Company").

RECITALS

                  A. The CR Senior Agent, the BH Senior Agent and the Junior Subordinated Trustee are parties to an Intercreditor Agreement, dated as of May 8, 2000 (the "Intercreditor Agreement"), which the Company acknowledged and agreed to.

                  Each capitalized term used herein but not defined herein (including in the preamble hereto) shall have the meaning given to such term in the Intercreditor Agreement, as amended by Section 1 of this Agreement.

                  B. The parties hereto desire to amend the Intercreditor Agreement to (i) make SouthTrust a party thereto, and (ii) define the relative payment and lien priorities, and other rights and obligations, of SouthTrust in relation to the CR Senior Agent and the CR Senior Lenders, on the one hand, and the BH Agent, BH Senior Lenders, the Junior Subordinated Trustee and the Junior Subordinated Noteholders, on the other.

                  THEREFORE, for good and valuable consideration the parties hereto hereby agree as follows:

                  1.       Definitions.

                           The following terms are added to Section 1.1 of the
Intercreditor Agreement in their respective alphabetical places:

                  "BH Rights" means, collectively, all of the BH Senior Obligations, together with all of the BH Senior Agent's and the BH Senior Lenders' rights of payment in respect thereof, the BH Senior Agent's and the BH Senior Lenders' Liens under the BH Security Agreements in respect thereof, and all of, the BH Senior Agent's and the BH Senior Lenders' other rights and remedies under the BH Senior Note Documents.

                   "CR Rights" means, collectively, all of the CR Senior Obligations, together with all of the CR Senior Agent's and the CR Senior Lenders' rights of payment in respect thereof, the CR Senior Agent's and the CR Senior Lenders' Liens under the CR Senior Security Agreements in respect thereof, and all of the CR Senior Agent's and the CR Senior Lenders' other rights and remedies under the CR Credit Documents.

                  "PIK Rights" means, collectively, all of the Junior Subordinated Obligations, together with all of the Junior Subordinated Trustee's and the Junior Subordinated Noteholders' rights of payment in respect thereof, the Junior Subordinated Trustee's and the Junior Subordinated Noteholders' Liens under the Junior Subordinated Security Agreements in respect thereof, and all of the Junior Subordinated Trustee's and the Junior Subordinated Noteholders' other rights and remedies under the Junior Subordinated Credit Documents.

                  "Senior Party" is defined in Section 3.12(e).

                  "SouthTrust" means SouthTrust Bank.

                  "ST Credit Documents" collectively means the ST Credit Agreement, the ST Security Agreements and all other documents, instruments and agreements now or hereafter executed and/or delivered in connection therewith, each as may be amended, restated, supplemented, replaced or otherwise modified from time to time in accordance with Section 3.10 of the Intercreditor Agreement.

                  "ST Credit Agreement" means that certain Secondary Revolving Credit Agreement by and among SouthTrust and the Company dated as of the date hereof, as it may be amended, restated, supplemented, replaced or otherwise modified from time to time in accordance with Section 3.10 of the Intercreditor Agreement.

                  "ST Deficiency Claim" means the amount, if any, of ST Obligations remaining unpaid and/or not satisfied after all of the Intercreditor Collateral has been sold, transferred, liquidated or otherwise disposed of on account of any Remedial Action or otherwise.

                  "ST Notes" means the promissory notes of the Company executed and delivered to SouthTrust under the ST Credit Agreement, as modified or restated from time to time, and any promissory note or notes issued in exchange or replacement thereof, including all extensions, renewals, refinancings or refundings thereof in whole or part.

                  "ST Obligations" means the principal of, and premium, if any, payable on redemption or prepayment of, and interest on, all indebtedness and all other obligations now existing or hereafter incurred or owing under the ST Credit Documents, up to a maximum amount of $3,000,000, plus all fees, expenses, claims, charges and indemnity obligations.

                  "ST Rights" means, collectively, all of the ST Obligations, together with all of SouthTrust's rights of payment in respect thereof, SouthTrust's Liens under the ST Security Agreements in respect thereof, and all of SouthTrust's other rights and remedies under the ST Credit Documents.

                  "ST Security Agreements" collectively means all of the agreements specified on Annex IV hereto and each other guaranty, security agreement, pledge agreement, mortgage or other collateral agreement now or hereafter entered into in connection with the ST Obligations, each as may be as amended, restated, supplemented, replaced or otherwise modified from time to time in accordance with Section 3.10 of the Intercreditor Agreement.

                  "ST Scheduled Payments" means (i) at such time when interest in respect of the ST Notes is required to be paid in cash under the terms of the ST Credit Agreement, interest payable at the rate specified in the ST Credit Agreement as in effect on the date hereof (but not the payment of default interest), (ii) expenses payable and/or reimbursable pursuant to the ST Credit Agreement in an amount not to exceed in the aggregate of $75,000 and (iii) Net Cash Proceeds, if any, in accordance with the terms and conditions of the ST Credit Agreement.

                           The following terms are added to Section 1.1 of the
Intercreditor Agreement in replacement of the corresponding versions of such terms currently in Section 1.1:

                  "CR Senior Obligations" means the principal of, and premium, if any, payable on redemption or prepayment of, and interest on, all indebtedness and all other obligations now existing or hereafter incurred or owing under the CR Credit Documents, up to a maximum amount of $12,000,000.00, plus, all fees, expenses, claims, charges and indemnity obligations.

                  "Credit Documents" collectively means the CR Credit Documents, the BH/PIK Credit Documents and the ST Credit Documents.

                  "Intercreditor Parties" collectively means the CR Senior Agent, the CR Senior Lenders, the BH/PIK Lenders and SouthTrust.

2. SouthTrust Added as Party. The Intercreditor Agreement is hereby amended to add SouthTrust as a party thereto, having the rights and obligations set forth in this Agreement, and in the Intercreditor Agreement, as amended hereby. SouthTrust hereby agrees to observe, perform and be bound by all of the terms of this Agreement, and of the Intercreditor Agreement, as amended hereby.

                  3.       Lien and Payment Priorities of SouthTrust.

                           (a) The parties hereto agree that the SouthTrust Rights are:


                                    (i) subordinate to the CR Rights, in the
same manner and to the same extent as the BH Rights and the PIK Rights are subordinate to the CR Rights under the Intercreditor Agreement, as if such subordination of the SouthTrust Rights was explicitly set forth in each and every place that the Intercreditor Agreement defines the relative rights and obligations of the BH/PIK Lenders in respect of the BH Rights and the PIK Rights, on the one hand, and the CR Senior Agent and the CR Senior Lenders in respect of the CR Rights, on the other; and

                                    (ii) senior to the BH Rights and the PIK
Rights, in the same manner and to the same extent as the CR Rights are senior to the BH Rights and the PIK Rights under the Intercreditor Agreement, as if such seniority of the SouthTrust Rights was explicitly set forth in each and every place that the Intercreditor Agreement defines the relative rights and obligations of the BH/PIK Lenders in respect of the BH Rights and the PIK Rights, on the one hand, and the CR Senior Agent and the CR Senior Lenders in respect of the CR Rights, on the other.

                           (b)      Accordingly, the following provisions are
added to the Intercreditor Agreement as Sections 1.1.E, 1.1.F, 1.1.G and 1.1.H, respectively:

                                    Section 1.1.E. SouthTrust's Lien
         Subordination to CR Lenders. Notwithstanding anything contained in the ST Credit Documents or any other document or instrument evidencing or in any way relating to the ST Obligations, the security interests, liens and debt (including, without limitation, the ST Obligations) of SouthTrust in the Intercreditor Collateral are expressly "subordinate and junior" to the Liens of and indebtedness owing to the CR Senior Lenders. Except for the ST Scheduled Payments made by the Company to SouthTrust at such times as are required under the ST Credit Documents (in effect on the date hereof), "subordinate and junior" shall mean that until the CR Senior Obligations shall have been paid in full and satisfied as more fully described herein, SouthTrust shall not, without the express prior written consent of the CR Senior Lenders, (A) demand, require or accept any payments or prepayment of the ST Obligations, (B) enforce or take any action to (x) enforce or collect the ST Obligations or any portion thereof, or (y) enforce any rights or remedies with respect to, or to realize upon, the Intercreditor Collateral, or (C) exercise any remedies with respect thereto under the ST Credit Documents.

                                    1.1.F. SouthTrust Lien and Debt
         Subordination to CR Lenders. To the extent and in the manner hereafter set forth, the security interests, Liens, debt and right to payment of the ST Obligations are hereby expressly made subordinate and subject to the security interests, Liens, and debt of, and right of prior payment in full in cash of, all the CR Senior Obligations pursuant to the terms of this Intercreditor Agreement, unless and until the CR Senior Obligations shall have been indefeasibly paid in full and satisfied. SouthTrust will not, without the express prior written consent of the CR Senior Agent, with respect to the Intercreditor Collateral, take, demand or receive, and the Company or any Subsidiary Guarantor will not make, give or permit, directly or indirectly, by setoff, redemption, purchase or in any other manner, any payment on or security for the whole or any part of the ST Obligations, and, without the express prior written consent of the CR Senior Agent, will not accelerate the scheduled maturities of any amounts owing under the ST Obligations; provided, however, that the Company may make, and SouthTrust may demand and receive, the ST Scheduled Payments so long as no Event of Default under and as defined in the CR Credit Documents shall have occurred and then be continuing, or would occur as a result of such payment.

                                    1.1.G. ST Deficiency Claim Subordination. To
         the extent and in the manner hereinafter set forth, the payment of the ST Deficiency Claim is hereby expressly made subordinate and subject in right of payment to the prior payment in full in cash of all the CR Deficiency Claims, and until such time, SouthTrust will not, without the express prior written consent of the CR Senior Agent take, demand or receive, and the Company or any Subsidiary Guarantor will not make, give or permit, directly or indirectly, by setoff, redemption, purchase or in any other manner, any payment for the whole or any part of the ST Deficiency Claim without the express written consent of the CR Senior Agent.

                                    1.1.H. BH/PIK Lenders Subordination to
         SouthTrust. Notwithstanding anything contained in the BH/PIK Credit Documents or any other document or instrument evidencing or in any way relating to the BH/PIK Obligations, the security interests, Liens and debt (including, without limitation, the BH Senior Obligations and the Junior Subordinated Obligations) of the BH Senior Agent and the Junior Subordinated Trustee in the Intercreditor Collateral are expressly "subordinate and junior" to the liens of and indebtedness owing to SouthTrust. Except for the Junior Subordinated Scheduled Payments and the BH Scheduled Payments made by the Company to the BH Senior Agent, the BH Senior Lenders, or to the Junior Subordinated Trustee or Junior Subordinated Noteholders, at such times as are required under the BH/PIK Credit Documents (in effect on the date hereof), "subordinate and junior" shall mean that until the ST Obligations shall have been paid in full and satisfied as more fully described herein, the BH/PIK Lenders shall not, without the express prior written consent of SouthTrust, (A) demand, require or accept any payments or prepayment of the BH/PIK Obligations, (B) enforce or take any action to (x) enforce or collect the BH/PIK Obligations or any portion thereof (other than, in the case of any Junior Subordinated Noteholders, any Junior Subordinated Noteholder Permitted Action), or (y) enforce any rights or remedies with respect to, or to realize upon, the Intercreditor Collateral, or (C) exercise any remedies with respect thereto under the BH/PIK Credit Documents.

                  4. Other Rights and Remedies. For all purposes under the Intercreditor Agreement, as amended hereby:

                           (a)      the CR Senior Agent and the CR Senior
Lenders shall have the right to exercise all of their rights and remedies, and shall observe, perform and be bound by all of their obligations, in respect of the BH Rights and the PIK Rights against and with respect to SouthTrust and the ST Rights, in the same manner and to the same extent that the CR Senior Agent and the CR Senior Lenders are permitted or required to do so under the Intercreditor Agreement against or with respect to the BH Senior Agent, the BH Senior Lenders and the BH Rights, and the Junior Subordinated Trustee, the Junior Subordinated Noteholders and the PIK Rights, as if such right and obligation in respect of SouthTrust and the SouthTrust Rights was explicitly set forth in each and every place that the Intercreditor Agreement grants the CR Senior Agent and the CR Senior Lenders any such rights or remedies or requires the CR Senior Agent or the CR Senior Lenders to observe or perform any such obligations in respect of the BH Rights and the PIK Rights;

                           (b)      without limiting the generality of the
foregoing Section 4(a), the CR Senior Lenders and the CR Senior Agent shall have all of the rights against SouthTrust, and SouthTrust shall have all of the obligations of the BH/PIK Lenders, under Sections 1.2, 1.3A (except that the second parenthetical phrase thereof shall be inapplicable), 1.4, 1.5, 1.9, 1.11, 2.3, 2.5, 3.1, 3.2, 3.3 and 3.4, as if every reference to "BH/PIK Lenders" or "BH Senior Lender" in such Sections were instead a reference to "SouthTrust" and as if every reference to "BH/PIK Obligations" in such Sections were instead a reference to "ST Obligations"; and

                           (c)      SouthTrust shall have the right to exercise
all of the rights and remedies of the CR Senior Agent and the CR Senior Lenders against, and shall observe, perform and be bound by all of the obligations of the CR Senior Agent or the CR Senior Lenders to, the BH Senior Agent and the BH Senior Lenders in respect of the BH Rights, and the Junior Subordinated Trustee and the Junior Subordinated Noteholders in respect of the PIK Rights, in the same manner and to the same extent that the CR Senior Agent and the CR Senior Lenders are permitted or required to do so under the Intercreditor Agreement against or with respect to the BH Senior Agent, the BH Senior Lenders and the BH Rights, and the Junior Subordinated Trustee, the Junior Subordinated Noteholders and the PIK Rights, as if such right and obligation of SouthTrust was explicitly set forth in each and every place that the Intercreditor Agreement grants the CR Senior Agent and the CR Senior Lenders any such rights or remedies or requires the CR Senior Agent or the CR Senior Lenders to observe or perform any such obligations in respect of the BH Rights and the PIK Rights.

                  5. Priority of Collateral Rights. Section 2.2 of the Intercreditor Agreement is deleted and is replaced with the following:

                  Irrespective of the (a) the time, order, manner or method of creation, attachment or perfection of the respective Liens granted by the Company to any Intercreditor Party in any or all of the Intercreditor Collateral, (b) the time, manner or place of the filing of the respective UCC financing statements or other applicable filings of any Intercreditor Party with respect to any or all of the Intercreditor Collateral, (c) any statement contained in any Credit Document, (d) any other event, circumstance, occurrence or otherwise, or (e) any provision of any Applicable Law to the contrary, (i) the Liens granted by the Company to the CR Senior Agent (for and on behalf of itself and the CR Senior Lenders) in and to the Intercreditor Collateral shall be superior and prior to any Liens granted by the Company therein to SouthTrust, the BH Senior Agent or the Junior Subordinated Trustee, (ii) the Liens granted by the Company to SouthTrust in and to the Intercreditor Collateral shall be superior and prior to any Liens granted by the Company therein to the BH Senior Agent or the Junior Subordinated Trustee and (iii) the Liens granted by the Company to the BH Senior Agent for and on behalf of the BH Senior Lenders in and to the Intercreditor Collateral shall be superior and prior to any Liens granted by the Company therein to the Junior Subordinated Trustee.

                  6. Application of Payments. Section 3.6 of the Intercreditor Agreement is deleted and is replaced with the following:


                  All Proceeds arising from any Remedial Action with respect to any Intercreditor Collateral or any Guaranty Action with respect to any Intercreditor Collateral shall be applied first, to the payment of the CR Senior Obligations until they have been paid in full in cash; second, to the payment of the ST Obligations until they have been paid in full in cash; third, to the payment of the BH Senior Obligations until they have been paid in full in cash; and fourth, to the payment of the Junior Subordinated Obligations until this Agreement is terminated.

                  7.       Duration and Termination; Payment Invalidated.
Section 3.12 of the Intercreditor Agreement is deleted and is replaced with the following:

                           3.12.    Duration and Termination; Payment
         Invalidated.

                                    (a)      This Agreement shall constitute a
         continuing agreement and shall terminate with respect to the CR Senior Agent and the CR Senior Lenders only upon written notice by the CR Senior Agent to PHI, SouthTrust, the BH Senior Agent, and the Junior Subordinated Trustee of the payment in full in cash of all of the CR Senior Obligations and the termination of the CR Credit Documents (such written notice the CR Senior Agent agrees to give promptly, and, in any event, within three (3) business days, after the occurrence of the foregoing). The termination of this Agreement with respect to the CR Senior Agent and the CR Senior Lenders shall, subject to clause (c) of this Section 3.12, release fully and irrevocably such persons from any and all liabilities, duties and responsibilities hereunder to the same extent as if this Agreement had been fully terminated by all the parties hereto; provided, however, that the foregoing shall not release any of the parties with respect to any obligations arising prior to such termination.

                                    (b)      (i) This Agreement shall constitute
         a continuing agreement and shall terminate with respect to the BH Senior Agent and the BH Senior Lenders only upon written notice by the BH Senior Agent to PHI, SouthTrust, the CR Senior Agent and the Junior Subordinated Trustee of the payment in full in cash (and/or by the exercise of the Conversion Option) of all of the BH Senior Obligations and the termination of the BH Credit Documents (such written notice the BH Senior Agent agrees to give promptly, and, in any event, within three (3) business days after the occurrence of the foregoing). The termination of this Agreement with respect to the BH Senior Agent and the BH Senior Lenders shall, subject to clause (c) of this Section 3.12, release fully and irrevocably such persons from any and all liabilities, duties, responsibilities hereunder to the same extent as if this Agreement had been fully terminated by all parties hereto; provided, however, that the foregoing shall not release any of the parties with respect to any obligations arising prior to such termination.

                                             (ii) This Agreement shall
         constitute a continuing agreement and shall terminate with respect to SouthTrust only upon written notice by SouthTrust to PHI, the CR Senior Agent, the BH Senior Agent, the BH Senior Lenders and the Junior Subordinated Trustee of the payment in full in cash of all of the ST Obligations and the termination of the ST Credit Documents (such written notice SouthTrust agrees to give promptly, and, in any event, within three (3) business days after the occurrence of the foregoing). The termination of this Agreement with respect to SouthTrust shall, subject to clause (c) of this Section 3.12, release fully and irrevocably such persons from any and all liabilities, duties, responsibilities hereunder to the same extent as if this Agreement had been fully terminated by all parties hereto; provided, however, that the foregoing shall not release any of the parties with respect to any obligations arising prior to such termination.

                                    (c)      In the event that this Agreement is
         terminated with respect to (i) the CR Senior Agent and the CR Senior Lenders, as provided in clause (a) of this Section 3.12, or (ii) the BH Senior Agent and the BH Senior Lenders, as provided in clause (b)(i), of this Section 3.12, or (iii) SouthTrust, as provided in clause
         (b)(ii) of this Section 3.12, and the CR Senior Agent, any CR Senior Lender, SouthTrust, the BH Senior Agent or any BH Senior Lender shall be required by a court or other tribunal of competent jurisdiction to disgorge, refund, rebate or otherwise return any amount received with respect to any of the Intercreditor Collateral, any Guaranty to any debtor-in-possession or trustee in respect of any Insolvency Proceeding, or any other person (whether as the result of such payment constituting, or being alleged to constitute, a preference, a fraudulent conveyance or any other payment required to be disgorged pursuant to any such Insolvency Proceeding) then, in any such event,
         (i) the terms and conditions of this Agreement shall be reinstated, notwithstanding any prior termination of this Agreement pursuant to this Section 3.12, and (ii) all provisions of this Agreement shall once again be operative until all such CR Senior Obligations, ST Obligations and/or BH Senior Obligations, as the case may be, are again paid in full in cash.

                                    (d)      (i) If the SouthTrust Obligations,
         the BH Senior Obligations and the Junior Subordinated Obligations are outstanding at the time this Agreement is terminated with respect to the CR Senior Agent and the CR Senior Lenders, then SouthTrust and the BH/PIK Lenders shall continue to be subject to this Agreement with respect to the Intercreditor Collateral on the same terms as provided in this Agreement immediately prior to such termination with respect to the CR Senior Agent and the CR Senior Lenders, except that (i) all references to the CR Senior Agent, the CR Senior Lenders and SouthTrust shall be deemed to be to SouthTrust, and (ii) this Agreement shall be interpreted as if there were three classes of Intercreditor Parties, with the CR Senior Agent, CR Senior Lender and SouthTrust, being, collectively, the senior class, and the BH Senior Agent, the BH Senior Lenders, being the first junior class and the Junior Subordinated Trustee and the Junior Subordinated Noteholders being be the second junior class (it being understood and agreed that, to the extent SouthTrust is prohibited from taking any action hereunder as it relates to the CR Senior Agent and the CR Senior Lenders, such provisions shall be null and void as they relate to SouthTrust).

                                             (ii) If both the BH Senior
         Obligations and the Junior Subordinated Obligations are outstanding at the time this Agreement is terminated with respect to the CR Senior Agent and the CR Senior Lenders, and/or SouthTrust, as applicable, then the BH/PIK Lenders shall continue to be subject to this Agreement with respect to the Intercreditor Collateral on the same terms as provided in this Agreement immediately prior to such termination with respect to the CR Senior Agent and the CR Senior Lenders, and/or SouthTrust, as applicable, except that (i) all references to the CR Senior Agent, the CR Senior Lenders and/or SouthTrust shall be deemed to be to the BH Senior Agent and the BH Senior Lenders, and (ii) this Agreement shall be interpreted as if there were two classes of Intercreditor Parties, with the CR Senior Agent, CR Senior Lenders, SouthTrust, the BH Senior Agent and the BH Senior Lenders being, collectively, the senior class, and the Junior Subordinated Trustee and the Junior Subordinated Noteholders being be the junior class (it being understood and agreed that, to the extent the BH Senior Agent or BH Senior Lenders are prohibited from taking any action hereunder as it relates to the CR Senior Agent and the CR Senior Lenders, and/or SouthTrust, such provisions shall be null and void as they relate to the BH Senior Agent and the BH Senior Lenders).

                                    (e)      In connection with the termination
         of this Agreement from time to time with respect to the obligations of any person (a "Senior Party") which are not subordinate to the obligations of any other person under Sections 1.1.A through 1.1.H, the Senior Party shall transfer possession of any Intercreditor Collateral that such Senior Party holds as bailee for SouthTrust and/or the BH/PIK Lenders under Section 3.15 hereof to the person that becomes the Senior Party upon such termination of this Agreement with respect to the former Senior Party. No such transfer shall be taken in violation of any applicable law, rule or regulation or court order, and shall be taken at the sole cost and expense of the Company. All such transfers shall be done without any representation or warranty by the transferring Senior Party and on an "as is, where is" basis, and the transferring Senior Party shall not have any liability with respect thereto. This Section shall apply with respect to every transfer by a Senior Party from time to time.

                  8. Notices. The following is added to Section 4.6 of the Intercreditor Agreement:

                           SouthTrust Bank
                           135 W. Central Blvd.
                           Suite 1225
                           Orlando, FL  32801

                  9. Annex IV. Annex 1 hereto is added to the Intercreditor Agreement as Annex IV thereto.


                  10.      Representations and Warranties.

                           (a)      Each signatory to this Agreement hereby
represents and warrants for itself (and for each of its principals, including, without limitation, all managed accounts) to the other signatories hereto that
(i) it has all requisite power and authority to execute, deliver and perform this Agreement, (ii) the execution, delivery and performance by it of this Agreement has been duly authorized by all requisite corporate or other action,
(iii) no consent or approval of any other person and no consent, license, approval or authorization of any governmental authority is required in connection with its execution, delivery and performance of this Agreement, (iv) its execution, delivery and performance of this Agreement does not violate any of the Credit Documents to which it is a party, and (v) this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                           (b)      The Company further represents and warrants
that no Default or Event of Default, however defined in any Credit Document, exists under any such Credit Document.

                  11. Legend. Each of the Credit Documents, and any notes or other evidences of indebtedness in connection therewith, executed or amended after the date hereof shall contain a legend which shall read as follows:

         THIS AGREEMENT IS SUBJECT TO AN INTERCREDITOR AND SUBORDINATION AGREEMENT DATED AS OF MAY 8, 2000, AS AMENDED AS OF MARCH __, 2001, BY AND AMONG THE CIT GROUP/BUSINESS CREDIT, INC., FOR ITSELF AND AS AGENT, WILMINGTON TRUST COMPANY, AS AGENT, UNITED STATES TRUST COMPANY OF NEW YORK, AS JUNIOR SUBORDIINATED TRUSTEE, AND SOUTHTRUST BANK, N.A., AND THE OTHER PERSONS AND ENTITIES SIGNATORY THERETO (THE "INTERCREDITOR AGREEMENT"), WHICH MATERIALLY AFFECTS CERTAIN PAYMENT RIGHTS, SUBORDINATES CERTAIN OBLIGATIONS AND CERTAIN SECURITY INTERESTS AND LIENS, AND LIMITS RIGHTS TO ENFORCEMENT OF THE PARTIES TO THIS AGREEMENT. ALL PERSONS OR OTHER ENTITIES WHICH AT ANY TIME HOLD INDEBTEDNESS HEREUNDER OR WHICH IS SECURED HEREBY ARE BOUND BY THE TERMS OF THE INTERCREDITOR AGREEMENT, WHICH WILL BE MADE AVAILABLE UPON REQUEST TO ANY PARTY HERETO.

                  12.      Miscellaneous.

                           (a)      Amendments and Waivers. All modifications,
amendments or waivers of any of the terms or provisions of this Agreement shall be in writing and duly executed by a duly authorized officer of each of the parties to this Agreement.

                           (b)      Successors and Assigns. All the covenants,
terms and agreements in this Agreement shall bind and inure to the benefit of the respective successors and assigns of PHI, the other Obligors, the Noteholders and the Intercreditor Parties.

                           (c)      Partial Invalidity. The unenforceability or
invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

                           (d)      Governing Law; Consent to Jurisdiction. THIS
AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICTS-OF-LAW PRINCIPLES).

                           (e)      Forum Selection and Consent to Jurisdiction.
ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY TO THIS AGREEMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE FEDERAL OR STATE COURTS OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY INTERCREDITOR COLLATERAL MAY BE BROUGHT IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH SIGNATORY HERETO HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH SIGNATORY HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH SIGNATORY HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY SIGNATORY HERETO HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH SIGNATORY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

                           (f)      Waiver of Jury Trial, etc. EACH SIGNATORY
HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY

COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. EACH SIGNATORY HERETO ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH SIGNATORY HERETO ENTERING INTO THIS AGREEMENT.

                           (g)      Counterparts; Facsimile Signatures. This
Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Agreement may also be executed by any party hereto by facsimile signature, which shall be deemed to be an original signature of such party hereon.

                           (h)      Further Assurances. Each Intercreditor Party
agrees to execute such further documents and agreements as may be reasonably requested by the other to give effect to the purposes of this Agreement.

                           (i)      Continued Effectiveness of the Intercreditor
Agreement. Each Intercreditor Party and the Company hereby (i) confirms and agrees that the Intercreditor Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except as otherwise expressly modified pursuant to this Agreement, and (ii) confirms and agrees that each reference in the Intercreditor Agreement to "this Agreement", "hereunder", "herein" or words of like import shall be a reference to the Intercreditor Agreement as amended and modified by this Agreement.

                           (j)      Specific Enforcement. EACH SIGNATORY (FOR
ITSELF AND EACH OF ITS PRINCIPALS, INCLUDING ALL MANAGED ACCOUNTS) TO THIS AGREEMENT ACKNOWLEDGES AND AGREES THAT THE TERMS OF THIS AGREEMENT ARE A MATERIAL INDUCEMENT TO ITS ENTERING INTO THE CREDIT DOCUMENTS IT IS A PARTY TO. ACCORDINGLY, EACH SIGNATORY (FOR ITSELF AND EACH OF ITS PRINCIPALS, INCLUDING ALL MANAGED ACCOUNTS) HERETO IS HEREBY AUTHORIZED TO DEMAND SPECIFIC PERFORMANCE OF THE PROVISIONS OF THIS AGREEMENT AT ANY TIME WHEN ANY OTHER SIGNATORY HERETO SHALL HAVE FAILED TO COMPLY WITH ANY OF THE PROVISIONS THAT ARE APPLICABLE TO IT. EACH SIGNATORY (FOR ITSELF AND EACH OF ITS PRINCIPALS, INCLUDING ALL MANAGED ACCOUNTS) HERETO HEREBY IRREVOCABLY WAIVES ANY DEFENSE BASED ON THE ADEQUACY OF A REMEDY AT LAW THAT MIGHT BE ASSERTED AS A BAR TO SUCH REMEDY OF SPECIFIC PERFORMANCE.

                           (k)      Acknowledgement by PHI. By executing the
acknowledgement to this Agreement, the Company agrees, for and on behalf of itself and the other Obligors, to all the terms hereof and shall not, either directly or indirectly, take any action to challenge or otherwise impair in any respect the operation of this Agreement.

                           (l)      Payments by PHI. As a condition to the
effectiveness hereof, PHI shall pay to each Intercreditor Party all amounts, including attorneys' fees and expenses, now due and outstanding to such Intercreditor Party or its counsel in connection with such Intercreditor Party's Credit Documents, as well as any amounts, including attorneys' fees and expenses, incurred in connection with the preparation and negotiation of this Agreement.

                           (m)      Opinion of Counsel. As a condition to the
effectiveness hereof, PHI shall cause its counsel, Stroock & Stroock & Lavan, to deliver a legal opinion, dated the date hereof, in form and substance satisfactory to each party hereto, that (i) no consent or approval of any person is required in connection with the execution, delivery and performance of this Agreement by any party hereto (except to the extent the same has been obtained and is in full force and effect), and (ii) the execution, delivery and performance of this Agreement by each party hereto does not violate any of the Credit Documents to which such party is a party, and also covering such other matters as any party hereto shall reasonably request.


                  (remainder of page intentionally left blank)

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                                       THE CIT GROUP/BUSINESS CREDIT, INC.,
                                       for itself and as CR Senior Agent


                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:



                                       WLR RECOVERY FUND L.P.


                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:


                                       WILMINGTON TRUST COMPANY,
                                       as BH Senior Agent


                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:



                                       UNITED STATES TRUST COMPANY OF NEW YORK, as Junior Subordinated Trustee


                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:




                                       SOUTHTRUST BANK


                                       By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                       ACKNOWLEDGED AND AGREED:
                                       -----------------------


                                       PLANET HOLLYWOOD INTERNATIONAL, INC.


                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President


                                       PLANET HOLLYWOOD MEMORABILIA, INC.


                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President



                                       ALL STAR CAFE INTERNATIONAL, INC.


                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President



                                       ALL STAR CAFE (NEW YORK), INC.


                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President



                                       COOL PLANET, INC.


                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President


                                       COOL PLANET II, INC.


                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President


                                      -12-                           (continued)

                                       PLANET HOLLYWOOD (ATLANTIC CITY), INC.


                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President



                                       PLANET HOLLYWOOD (HONOLULU), INC.


                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President



                                       PLANET HOLLYWOOD (LP), INC.


                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President



                                       PLANET HOLLYWOOD (NEW YORK CITY), INC.


                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President



                                       PLANET HOLLYWOOD NEW YORK, LTD.

                                       By: Planet Hollywood International, Inc.,
                                           its General Partner

                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President



                                       PLANET HOLLYWOOD (ORLANDO), INC.

                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President


                                      -13-                           (continued)

                                       PLANET HOLLYWOOD (REGION II), INC.


                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President



                                       PLANET HOLLYWOOD (REGION III), INC.

                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President



                                       PLANET HOLLYWOOD (REGION IV), INC.

                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President



                                       PLANET HOLLYWOOD (REGION V), INC.

                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President



                                       PLANET HOLLYWOOD (REGION VI), INC.

                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President



                                       PLANET HOLLYWOOD (REGION VII), INC.

                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President



                                       PLANET HOLLYWOOD (TEXAS), LTD.
                                       By: Planet Hollywood (Region V), Inc.,
                                            its General Partner

                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President
                                       PLANET HOLLYWOOD (WAREHOUSE), INC.


                                      -14-                           (continued)

                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President



                                       308 AVIATION, INC.



                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President



                                       308-III AVIATION, INC.



                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President



                                       ALL STAR CAFE (LP), INC.



                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President



                                       ALL STAR CAFE (REGION V), INC.

                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President



                                       ALL STAR CAFE (REGION VII), INC.,

                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President


                                      -15-                           (continued)

                                       COAST LICENSING, INC.



                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President



                                       COOL PLANET I, INC.



                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President



                                       EBCO MANAGEMENT, INC.



                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President



                                       KARMALANNE, INC.



                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President and Secretary



                                       MEANT 2 BE, INC.



                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President and Secretary


                                       OFFICIAL ALL STAR CAFE, INC.


                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President


                                      -16-                           (continued)

                                       PLANET HOLLYWOOD (ASPEN), INC.


                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President


                                       PLANET HOLLYWOOD (CHEFS), INC.


                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President


                                       PLANET HOLLYWOOD (CHICAGO), INC.


                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President



                                       PLANET HOLLYWOOD (COSTA MESA), INC.



                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President


                                       PLANET HOLLYWOOD (FRANCE), L.C.


                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President



                                       PLANET HOLLYWOOD (GAMING), INC.


                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President



                                      -17-                           (continued)

                                       PLANET HOLLYWOOD (ISRAEL), L.C.


                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President


                                       PLANET HOLLYWOOD (LONDON), INC.


                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President



                                       PLANET HOLLYWOOD (MAIL ORDER), INC.


                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President


                                       PLANET HOLLYWOOD (ORLANDO
                                         DISTRIBUTION), INC.


                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President


                                       PLANET HOLLYWOOD (PARIS), INC.


                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President


                                       PLANET HOLLYWOOD (PHOENIX), INC.


                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President


                                      -18-                           (continued)

                                       PLANET HOLLYWOOD (REGION I), INC.


                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President


                                       PLANET HOLLYWOOD (TEL AVIV), INC.


                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President


                                       PLANET HOLLYWOOD (THEATRES), INC.


                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President


                                       PLANET HOLLYWOOD TRANSPORTATION, INC.


                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President



                                       PLANET HOLLYWOOD (TROCADERO), L.C.


                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President



                                       PLANET HOSPITALITY HOLDINGS, INC.


                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President


                                      -19-                           (continued)

                                       ROCKY PIT, INC.



                                       By:
                                          --------------------------------------
                                           Name: Mark S. Helm
                                           Title: Vice President and Secretary


                                       SILVER BRACELETS, INC.


                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President


                                       SOUND REPUBLIC I, INC.


                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President


                                       SOUND REPUBLIC, INC.


                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President


                                       TEN ALPS, INC.


                                       By:
                                          --------------------------------------
                                            Name: Mark S. Helm
                                            Title: Vice President and
                                                   Assistant Secretary


                                      -20-                                 (end)

                                                                         Annex 1


                         SouthTrust Security Agreements
                         ------------------------------


1.       Security Agreement

2.       Guarantor Security Agreement

3.       Pledge Agreement

as each of such terms is defined in the ST Credit Agreement, and in each case in effect as of the date hereof.



                                     Annex 1